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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-66269



                                                              July 30, 2004
                                                                 Supplement

[MORGAN STANLEY LOGO]


              SUPPLEMENT DATED JULY 30, 2004 TO THE PROSPECTUS OF
                  MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
                              Dated March 18, 2004

The first and second paragraphs of the section of the Prospectus titled "Principal Investment Strategies" are hereby deleted and replaced by the following:

   The Fund normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund's assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Manager focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Manager studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

   As part of this process, the Investment Manager may attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.



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